AFL - CIO HOUSING INVESTMENT TRUST
GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

•	$5.9 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER CREDIT RISK

•	The HIT posted gross returns of 4.74% and net returns of 4.52% versus 5.31% for Barclays Aggregate for first half of 2016. Over the longer term, the HIT outperformed on a gross basis by 37, 35, and 40 basis points for the 3-, 5-, and 10-year periods ending June 30, 2016.

•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.

•	The HIT committed to invest $33 million in two new construction projects for the first half of 2016 and has a pipeline for the remainder of 2016 and beyond that should contribute to its income advantage.

OBJECTIVE & STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Barclays Capital Aggregate Index benchmark.

•	High credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of June 30, 2016

	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	95.8%	70.8%
A & Below	0.1%	24.8%
Superior Yield
Current Yield: 22 basis point advantage	3.14%	2.92%
Similar Interest Rate Risk
Effective Duration	5.30	5.50
Convexity	0.15	0.07
Similar Call Risk
Call Protected	79%	72%
Not Call Protected	21%	28%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate and current price, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its relative performance. (See previous page for more on performance).

•	High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in a diversified portfolios.

•	Better source of diversification than many other fixed-income investments due to concentration in multifamily securities (over 60% of portfolio) and lack of corporate bonds.

•	Can directly source multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS*

•	$25 billion in total economic benefits

•	$10 billion in personal income including wages and benefits, with $5 billion for construction workers

•	76,000 on-site union construction jobs and over 161,000 total jobs generated

•	101,000 housing and healthcare units nationwide, with 65% affordable housing

•	$3 billion in tax revenues ($1 billion state/local and $2 billion federal)

PROJECT PROFILE:
ELIZABETH SETON PEDIATRIC CARE CENTER PHASE II
Yonkers, NY

•	$21 million addition of 32 long-term ventilator beds above the state-of-the-art replacement pediatric skilled nursing care facility built in 2010 with HIT financing

•	$18 million in HIT financing

•	105 on-site union construction jobs estimated

PROJECT PROFILE:
ZVAGO COOPERATIVE AT GLEN LAKE, Minnetonka, MN

•	$21 million new construction of 54-unit, 4-story senior cooperative at northern end of Glen Lake, southwest of Minneapolis

•	$15 million in HIT financing

•	85 on-site union construction jobs estimated

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

*In 2015 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s subsidiary Building America CDE’s projects.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200
Washington, DC 20037
Phone: 202-331-8055 www.aflcio-hit.com

July 2016